INCOME TAXES	6 Months Ended	12 Months Ended
	Jul. 02, 2011	Dec. 31, 2010
INCOME TAXES
INCOME TAXES

10.  INCOME TAXES

Income taxes for the interim periods presented have been included in our unaudited condensed consolidated financial statements on the basis of an estimated annual effective tax rate, adjusted for discrete items. The income tax benefit for these periods differed from the amount which would have been recorded using the U.S. statutory tax rate due primarily to the impact of nondeductible expenses, foreign taxes, deferred taxes on the assumed repatriation of foreign earnings and the existence of valuation allowances in foreign jurisdictions.

For the three months ended July 2, 2011 we recorded an income tax benefit of approximately $14.5 million on a pre-tax loss of $33.5 million, resulting in an effective tax rate of 43.3%. For the six months ended July 2, 2011, we recorded an income tax benefit of approximately $22.0 million on a pre-tax loss of approximately $61.8 million, resulting in a 35.5% effective tax rate.

For the three and six months ended July 3, 2010, we recorded an income tax benefit of approximately $24.6 million and $14.8 million, on a pre-tax loss of approximately $24.0 million and $47.6 million, resulting in a 102.3% and 31.1% effective tax rate, respectively. The difference in the tax benefit recorded during the three and six months ended July 2, 2011 and the three and six months ended July 3, 2010 is primarily due to differences in the projected annualized effective tax rates for each year as determined by the Company.  Given the relationship between fixed dollar tax items and pre-tax financial results, the projected annual effective tax rate can change materially based on small variations of income.

We and our subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2006. The Internal Revenue Service (IRS) completed its field examination of the 2005 and 2006 tax years during the first half of 2010. The IRS has proposed material adjustments related to transaction cost, stock option, and bad debt deductions included in our 2006 tax return. We have entered into the IRS appeals process and plan on defending each of the proposed adjustments vigorously. The timing of the completion of the appeals process is unclear at this time.  Should the IRS’ proposed adjustments be upheld upon completion of the appeals process, a material reduction in our currently unreserved net operating losses could result.

At December 31, 2010, our gross unrecognized tax benefits were $17.7 million. For the six months ended July 2, 2011, we increased our gross unrecognized tax benefits by $1.1 million, resulting in total gross unrecognized tax benefits of $18.8 million at the end of the period. As of July 2, 2011, we have $2.7 million accrued for interest and penalties.  To the extent our gross unrecognized tax benefits are recognized in the future, a reduction of $3.3 million of U.S. Federal tax benefit for related state income tax deductions would result. There is a reasonable possibility that the finalization of the IRS appeals process could result in a material reduction to our unrecognized tax benefits within the next twelve months. Due to the fact that the appeals process has not been finalized, the amount of the unrecognized tax benefits that may be reduced cannot be reasonably estimated.  We anticipate that approximately $1.5 million of uncertain tax positions related to transfers of intellectual property, $0.5 million of uncertain tax positions related to research and development costs and $0.3 million of unrecognized tax positions, each of which are individually immaterial, will decrease in the next twelve months due to the expiration of the statute of limitations. The majority of our unrecognized tax benefits will impact the effective tax rate upon recognition; however, $2.6 million of unrecognized tax benefits related to prior acquisitions will impact other balance sheet accounts due to various indemnification provisions.

16.                                                        INCOME TAXES

DJO files consolidated tax returns in the U.S. The income taxes of domestic and foreign subsidiaries not included within the consolidated U.S. tax group are presented in our financial statements based on a separate return basis for each tax-paying entity or group.

The components of loss from continuing operations before income tax benefit consist of the following (in thousands):

	Year Ended December 31,
	2010	2009	2008
U.S. operations	$(92,599)	$(76,881)	$(154,156)
Foreign operations	6,669	5,812	6,792
	$(85,930)	$(71,069)	$(147,364)

The income tax benefit consists of the following (in thousands):

	Year Ended December 31,
	2010	2009	2008
Current income taxes:
U.S. Federal	$(305)	$1,144	$(7,634)
U.S. State	1,308	2,321	962
Foreign	4,429	(2,147)	3,303
Total current income taxes	5,432	1,318	(3,369)

Deferred income taxes:
U.S. Federal	(28,231)	(19,708)	(40,213)
U.S. State	(8,879)	(8,627)	(5,023)
Foreign	(2,577)	5,339	(1,076)
Total deferred income taxes	(39,687)	(22,996)	(46,312)
Total income tax benefit	$(34,255)	$(21,678)	$(49,681)

The difference between the income tax benefit derived by applying the U.S. Federal statutory income tax rate of 35% to loss from continuing operations before income tax and the income tax benefit recognized in the consolidated financial statements is as follows (in thousands):

	Year Ended December 31,
	2010	2009	2008
Benefit derived by applying the U.S. Federal statutory income tax rate to loss from continuing operations before income taxes	$(30,075)	$(24,874)	$(51,577)

Add (deduct) the effect of:
State tax benefit, net	(2,594)	(1,071)	(2,482)
Change in state effective tax rates	(2,350)	(3,859)	—
Change in German tax laws	—	(379)	—
Gain on subsidiary stock sale	—	2,609	—
Unrecognized tax benefits	706	2,460	720
Foreign exchange gain	(37)	1,816	—
Permanent differences and other, net	95	1,620	3,658
	$(34,255)	$(21,678)	$(49,681)

The components of deferred income tax assets and liabilities are as follows (in thousands):

	December 31, 2010	December 31, 2009
Deferred tax assets:
Net operating loss carryforwards	$124,810	$112,782
Receivables reserve	25,615	21,575
Other	35,175	33,603
Gross deferred tax assets	185,600	167,960
Valuation allowance	(4,664)	(7,130)
Net deferred tax assets	180,936	160,830

Deferred tax liabilities:
Intangible assets	(398,509)	(418,762)
Foreign earnings repatriation	(14,073)	(13,051)
Other	(10,206)	(9,700)
Gross deferred tax liabilities	(422,788)	(441,513)
Net deferred tax liabilities	$(241,852)	$(280,683)

At December 31, 2010, we maintain $489 million of net operating loss carryforwards in the U.S., which expire over a period of one to 20 years. Our European net operating loss carryforwards of $12 million generally are not subject to expiration dates, unless we trigger certain events.

At December 31, 2010 and 2009, we recorded gross deferred tax assets of $185.6 million, and $168.0 million, respectively, which we reduced by valuation allowances of $4.7 million, and $7.1 million, respectively. We have recorded a valuation allowance against certain European and domestic net operating loss carryforwards due to uncertainties regarding our ability to realize these deferred tax assets.

We do not intend to permanently reinvest the earnings of foreign operations. Accordingly, we recorded a deferred tax expense of $1.1 million and $0.5 million, for the years ended December 31, 2010 and 2009, respectively, for unrepatriated foreign earnings in those years.

We and our subsidiaries file income tax returns in the U.S. federal, state and local, and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2006. The Internal Revenue Service (IRS) completed its field examination of the 2005 and 2006 tax years during the first half of 2010. The IRS has proposed material adjustments related to transaction cost, stock option, and bad debt deductions included in our 2006 tax return. We intend to appeal each of the proposed adjustments vigorously through the IRS appeals process. However, should the IRS’ proposed adjustments be upheld in appeals, a material reduction in our currently unreserved net operating losses could result.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2010	2009	2008
Balance, beginning of year	$17,495	$14,294	$15,524
Additions based on tax positions related to current year	372	2,660	661
Additions for tax positions related to prior years	477	1,114	2,354
Reductions for tax positions of prior years	—	—	(93)
Reduction due to lapse of statute of limitations	(685)	(474)	(3,992)
Reductions for settlements of tax positions	—	(99)	(160)
Balance, end of year	$17,659	$17,495	$14,294

To the extent our gross unrecognized tax benefits are recognized in the future, a reduction of $2.7 million of U.S. Federal tax benefit for related state income tax deductions would result. There is a reasonable possibility that the closing of the IRS appeals process could result in a material reduction to our unrecognized tax benefits within the next twelve months. Due to the fact that the appeals process has not been finalized, the amount of the unrecognized tax benefits that may be reduced cannot be reasonably estimated. The majority of our unrecognized tax benefits will impact the effective tax rate upon recognition, however, $0.6 million related to a prior acquisition will impact other balance sheet accounts due to various indemnification provisions. We recognized interest and penalties of $0.6 million, $0.5 million and $0.4 million in the years ended December 31, 2010, 2009 and 2008, respectively, which was included as a component of income tax benefit in our consolidated statements of operations. As of December 31, 2010 and 2009, we have $2.2 million and $1.6 million, respectively, accrued for interest and penalties.